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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2002

                                   CMGI, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     000-23262               04-2921333
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification No.)

                              100 Brickstone Square
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 684-3600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On July 11, 2002, CMGI, Inc. ("CMGI") acquired substantially all of the worldwide assets and operations of Software Logistics Corporation, a California corporation doing business as iLogistix. Under the terms of the purchase agreement, CMGI, through a wholly owned subsidiary, paid approximately $46 million cash for the assets of iLogistix, and assumed certain operating liabilities.

Item 7. Exhibits.

(c)  Exhibits.

Exhibit No.           Description
-----------           -----------

   99.1               Press Release, dated July 12, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CMGI, Inc.

                                By: /s/ Thomas Oberdorf
                                    --------------------------------------------
Date: July 12, 2002                 Thomas Oberdorf
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

   99.1               Press Release, dated July 12, 2002.